Exhibit 99.1

Press Release — For Immediate Release

October 18, 2013

Penns Woods Bancorp, Inc. Reports Third Quarter 2013 Operating Earnings

Williamsport, PA — October 18, 2013 - Penns Woods Bancorp, Inc. (NASDAQ:PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings and growth during the recently completed third quarter of 2013.  Earnings of $10,589,000 were achieved for the nine month period ending September 30, 2013 resulting in basic and dilutive earnings per share of $2.48.

Highlights

•                  Completion of the acquisition of Luzerne National Bank Corporation (“Luzerne”) effective June 1, 2013 resulted in an increase in net loans of $254,057,000; investments of $21,140,000; deposits of $279,867,000; and assets of $329,209,000 at the time of acquisition.

•                  Net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and bank owned life insurance gains on death benefits, decreased to $3,248,000 for the three months ended September 30, 2013 compared to $3,372,000 for the same period of 2012.  Net income from core operations decreased to $9,099,000 for the nine months ended September 30, 2013 compared to $9,849,000 for the same period of 2012.

•                  Operating earnings per share for the three months ended September 30, 2013 were $0.67 basic and dilutive compared to $0.88 basic and dilutive for the same period of 2012.  Operating earnings per share for the nine months ended September 30, 2013 were $2.13 basic and dilutive compared to $2.57 basic and dilutive for the same period of 2012.

•                  Return on average assets was 1.08% for the three months ended September 30, 2013 compared to 1.77% for the corresponding period of 2012.  Return on average assets was 1.39% for the nine months ended September 30, 2013 compared to 1.78% for the corresponding period of 2012.

•                  Return on average equity was 10.39% for the three months ended September 30, 2013 compared to 15.94% for the corresponding period of 2012.  Return on average equity was 12.90% for the nine months ended September 30, 2013 compared to 16.25% for the corresponding period of 2012.

•                  The results for the three and nine months ended September 30, 2013 were negatively impacted by one time expenses of $684,000 and $1,307,000 related to the acquisition of Luzerne National Bank Corporation.

“As expected the results for the three and nine months ended September 30, 2013 have been impacted by the completed acquisition of Luzerne National Bank Corporation into the Penns Woods Bancorp, Inc. family.  The acquisition was the primary driver of the balance sheet growth, but was a drag on earnings for the period.  We believe that most acquisition related expenses are now behind us and look forward to continuing the integration of Luzerne into the Penns Woods family.  In addition to the completed acquisition, we continue to focus on the building of future revenue streams including branches in Lewisburg and Loyalsock.  The Loyalsock location, which is expected to open during 2014, will also house the Mortgage department on the upper floors as the growth in this business line has expanded significantly over the past several years,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and nine months ended September 30, 2013 was $3,246,000 and $10,589,000 compared to $3,667,000 and $10,754,000 for the same period of 2012.  Results for the three and nine months ended September 30, 2013 compared to 2012 were impacted by an decrease in after-tax securities gains of $297,000 (from a gain of $295,000 to a loss of $2,000) for the three month periods and an increase in after-tax securities gains of $694,000 (from a gain of $796,000 to a gain of $1,490,000) for the nine month periods.  In addition, a gain of $109,000 on death benefit related to bank owned life insurance was recorded during the first quarter of 2012.  Impacting the results for the three and nine months ended September 30, 2013 was the recognition of $684,000 and $1,307,000 in expenses related to the acquisition of Luzerne National Bank Corporation.  Basic and dilutive earnings per share for the three and nine months ended September 30, 2013 were $0.67 and $2.48 compared to $0.96 and $2.80 for the corresponding periods of 2012.  Return on average assets and return on average equity were 1.08% and 10.39% for the three months ended September 30, 2013 compared to 1.77% and 15.94% for the corresponding period of 2012.  Return on average assets and return on average equity were 1.39% and 12.90% for the nine months ended September 30, 2013 compared to 1.78% and 16.25% for the corresponding period of 2012.

Net Interest Margin

The net interest margin for the three and nine months ended September 30, 2013 was 4.07% and 4.19% compared to 4.34% and 4.51% for the corresponding periods of 2012.  While the net interest margin has decreased year over year, net interest income on a fully taxable equivalent basis has increased $2,814,000 and $4,184,000 for the three and nine months ended September 30, 2013 compared to the corresponding period of 2012.  Driving this increase is the growth in the loan and deposit portfolios for the nine months ended September 30, 2013 compared to the corresponding period for 2012 primarily due to the acquisition of Luzerne National Bank Corporation, growth in home equity products, recognition of $528,000 in loan interest from the payoff of a nonaccrual loan in the first quarter of 2013, and the continued emphasis on core deposit growth.  The primary funding for the loan growth was an increase in core deposits.  These deposits represent a lower cost funding source than time deposits and comprise 75.55% of total deposits at September 30, 2013 compared to 73.53% at September 30, 2012.  The continued growth in core deposits has led to the total cost of deposits decreasing to 50 bp for the nine months ended September 30, 2013 from 73 bp for the corresponding period of 2012.  FHLB long-term borrowings have decreased $5,528,000 since September 30, 2012.  The decrease is due to the maturity of $5,528,000 in long-term borrowings during the nine months ended September 30, 2013 carrying an average rate of 3.94%.  The changes in the composition of the deposit and borrowing portfolios has led to the total cost of interest bearing funding decreasing to 72 bp for the nine months ended September 30, 2013 from 107 bp at the corresponding period of 2012.

“The current rate environment has caused compression of the net margin and will continue to challenge the net interest margin as we move forward.  Our strategy to mitigate the earnings impact of the compressing net interest margin remains focused on increasing earning assets by adding quality loans to the earning asset portfolio, even though these new earning assets are at a lower rate than the legacy earning assets that they are replacing.  We continue to shorten the investment portfolio duration in order to reduce interest rate and market risk in the future. This is being undertaken primarily through the sale of long-term municipal bonds that have a maturity date of 2025 or later.  The proceeds of the bond sales are being deployed into loans and variable rate and intermediate term corporate bonds.  The earning asset strategies do impact current earnings, but they play a key role in our long-term asset liability management strategy as the balance sheet is adjusted to better prepare for a rising rate environment.  On the funding side of the balance sheet there is limited opportunity to reduce costs.  Our focus will continue to be on lower cost core deposits, with an eye toward the lengthening of select funding sources such as time deposits or borrowings as opportunities are presented,” commented President Grafmyre.

Assets

Total assets increased $363,484,000 to $1,204,090,000 at September 30, 2013 compared to September 30, 2012 due primarily to the acquisition of Luzerne National Bank Corporation.  Net loans increased to $796,533,000 at September 30, 2013 compared to September 30, 2012 due to the acquisition of Luzerne and campaigns related to increasing home equity product market share during 2012 and 2013.  The investment portfolio decreased $10,872,000 from September 30, 2012 to September 30, 2013 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop partially offset by the acquisition of Luzerne National Bank Corporation.

Non-performing Loans

Our non-performing loans to total loans ratio has decreased to 0.75% at September 30, 2013 from 2.48% at September 30, 2012.  The decrease in non-performing loans is primarily the result of several partial charge-offs and the payoff of a large construction loan that was on nonaccrual.  The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan recoveries of $338,000 for the nine months ended September 30, 2013 augmented the allowance for loan losses which was 1.19% of total loans at September 30, 2013.

Deposits

Deposits have increased $334,411,000 to $975,521,000 at September 30, 2013 compared to September 30, 2012, with core deposits (total deposits excluding time deposits) increasing $265,620,000, while higher cost time deposits only increased $68,791,000.  Noninterest-bearing deposits have increased $100,089,000 to $215,374,000 at September 30, 2013 compared to September 30, 2012.  Driving this growth is our acquisition of Luzerne National Bank Corporation in addition to our commitment to easy-to-use products, community involvement, and emphasis on customer service.  We have also successfully implemented a targeted marketing campaign aimed at further strengthening our customer relationships, while also expanding our market penetration.

Shareholders’ Equity

Shareholders’ equity increased $32,073,000 to $125,852,000 at September 30, 2013 compared to September 30, 2012.  The accumulated other comprehensive loss of $5,606,000 at September 30, 2013 is a result of a decrease in unrealized gains on available for sale securities from an unrealized gain of $10,848,000 at September 30, 2012 to an unrealized loss of $799,000 at September 30, 2013.  The amount of accumulated other comprehensive loss at September 30, 2013 was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $674,000 to $4,807,000 at September 30, 2013.  The current level of shareholders’ equity equates to a book value per share of $26.12 at September 30, 2013 compared to $24.43 at September 30, 2012 and an equity to asset ratio of 10.45% at September 30, 2013 compared to 11.16% at September 30, 2012.  Excluding goodwill and intangibles, book value per share was $22.17 at September 30, 2013 compared to $23.64 at September 30, 2012.  Dividends declared for the three and nine months ended September 30, 2013 were $0.47 and $1.66 per share, which includes a special cash dividend of $0.25 per share declared in the first quarter 2013, compared to $0.47 and $1.41 for the three and nine months ended September 30, 2012.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates thirteen branch offices providing financial services in Lycoming, Clinton, Centre, and Montour Counties, and Luzerne Bank, which operates nine branch offices providing financial services in Luzerne and Lackawanna Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	September 30,
(In Thousands, Except Share Data)	2013	2012	% Change
ASSETS
Noninterest-bearing balances	$23,073	$13,243	74.23%
Interest-bearing deposits in other financial institutions	9,776	7,901	23.73%
Federal funds sold	195	—	n/a
Total cash and cash equivalents	33,044	21,144	56.28%

Investment securities, available for sale, at fair value	285,383	296,255	-3.67%
Loans held for sale	1,588	2,285	-30.50%
Loans	806,163	485,051	66.20%
Allowance for loan losses	(9,630)	(7,521)	28.04%
Loans, net	796,533	477,530	66.80%
Premises and equipment, net	18,352	8,247	122.53%
Accrued interest receivable	4,639	4,255	9.02%
Bank-owned life insurance	25,216	16,238	55.29%
Investment in limited partnerships	2,387	3,048	-21.69%
Goodwill	17,104	3,032	464.12%
Intangibles	1,892	—	n/a
Deferred tax asset	10,389	3,878	167.90%
Other assets	7,563	4,694	61.12%
TOTAL ASSETS	$1,204,090	$840,606	43.24%

LIABILITIES
Interest-bearing deposits	$760,147	$525,825	44.56%
Noninterest-bearing deposits	215,374	115,285	86.82%
Total deposits	975,521	641,110	52.16%

Short-term borrowings	15,060	17,932	-16.02%
Long-term borrowings, Federal Home Loan Bank (FHLB)	70,750	76,278	-7.25%
Accrued interest payable	435	501	-13.17%
Other liabilities	16,472	11,006	49.66%
TOTAL LIABILITIES	1,078,238	746,827	44.38%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 4,999,483 and 4,018,777 shares issued	41,662	33,489	24.41%
Additional paid-in capital	49,782	18,148	174.31%
Retained earnings	46,324	41,737	10.99%
Accumulated other comprehensive (loss) income:
Net unrealized (loss) gain on available for sale securities	(799)	10,848	-107.37%
Defined benefit plan	(4,807)	(4,133)	-16.31%
Treasury stock at cost, 180,596 shares	(6,310)	(6,310)	0.00%
TOTAL SHAREHOLDERS’ EQUITY	125,852	93,779	34.20%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,204,090	$840,606	43.24%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
(In Thousands, Except Per Share Data)	2013	2012	% Change	2013	2012	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$9,211	$6,346	45.15%	$23,256	$18,954	22.70%
Investment securities:
Taxable	1,570	1,486	5.65%	4,520	4,477	0.96%
Tax-exempt	1,124	1,339	-16.06%	3,553	4,127	-13.91%
Dividend and other interest income	74	96	-22.92%	208	274	-24.09%
TOTAL INTEREST AND DIVIDEND INCOME	11,979	9,267	29.27%	31,537	27,832	13.31%

INTEREST EXPENSE:
Deposits	855	902	-5.21%	2,406	2,797	-13.98%
Short-term borrowings	16	38	-57.89%	63	100	-37.00%
Long-term borrowings, FHLB	479	637	-24.80%	1,480	1,877	-21.15%
TOTAL INTEREST EXPENSE	1,350	1,577	-14.39%	3,949	4,774	-17.28%

NET INTEREST INCOME	10,629	7,690	38.22%	27,588	23,058	19.65%

PROVISION FOR LOAN LOSSES	600	600	0.00%	1,675	1,800	-6.94%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,029	7,090	41.45%	25,913	21,258	21.90%

NON-INTEREST INCOME:
Service charges	671	489	37.22%	1,651	1,394	18.44%
Securities (losses) gains, net	(3)	447	-100.67%	2,257	1,206	87.15%
Bank-owned life insurance	199	138	44.20%	481	539	-10.76%
Gain on sale of loans	551	527	4.55%	1,204	1,053	14.34%
Insurance commissions	286	295	-3.05%	797	1,053	-24.31%
Brokerage commissions	250	239	4.60%	797	698	14.18%
Other	888	636	39.62%	1,923	1,872	2.72%
TOTAL NON-INTEREST INCOME	2,842	2,771	2.56%	9,110	7,815	16.57%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,515	2,939	53.62%	11,025	8,806	25.20%
Occupancy	554	317	74.76%	1,302	963	35.20%
Furniture and equipment	422	355	18.87%	1,242	1,058	17.39%
Pennsylvania shares tax	225	169	33.14%	617	505	22.18%
Amortization of investments in limited partnerships	165	165	0.00%	496	496	0.00%
Federal Deposit Insurance Corporation deposit insurance	173	111	55.86%	421	349	20.63%
Marketing	156	132	18.18%	371	405	-8.40%
Intangible amortization	91	—	n/a	122	—	n/a
Other	2,674	1,270	110.55%	6,195	3,683	68.21%
TOTAL NON-INTEREST EXPENSE	8,975	5,458	64.44%	21,791	16,265	33.97%

INCOME BEFORE INCOME TAX PROVISION	3,896	4,403	-11.51%	13,232	12,808	3.31%
INCOME TAX PROVISION	650	736	-11.68%	2,643	2,054	28.68%
NET INCOME	$3,246	$3,667	-11.48%	$10,589	$10,754	-1.53%

EARNINGS PER SHARE - BASIC	$0.67	$0.96	-30.21%	$2.48	$2.80	-11.43%

EARNINGS PER SHARE - DILUTED	$0.67	$0.96	-30.21%	$2.48	$2.80	-11.43%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	4,818,494	3,837,925	25.55%	4,272,989	3,837,570	11.35%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	4,818,494	3,837,925	25.55%	4,272,989	3,837,570	11.35%

DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	0.00%	$1.66	$1.41	17.73%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	September 30, 2013			September 30, 2012
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$22,688	$263	4.60%	$22,916	$302	5.24%
All other loans	774,355	9,037	4.63%	452,370	6,147	5.41%
Total loans	797,043	9,300	4.63%	475,286	6,449	5.40%

Federal funds sold	355	—	0.00%	—	—	0.00%

Taxable securities	184,325	1,637	3.55%	162,822	1,580	3.88%
Tax-exempt securities	112,432	1,703	6.06%	132,996	2,029	6.10%
Total securities	296,757	3,340	4.50%	295,818	3,609	4.88%

Interest-bearing deposits	10,783	7	0.26%	8,966	2	0.09%

Total interest-earning assets	1,104,938	12,647	4.55%	780,070	10,060	5.14%

Other assets	94,928			48,096

TOTAL ASSETS	$1,199,866			$828,166

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$141,526	44	0.12%	$81,413	16	0.08%
Super Now deposits	163,422	177	0.43%	120,135	158	0.52%
Money market deposits	207,684	144	0.28%	151,307	173	0.45%
Time deposits	238,551	490	0.81%	171,245	555	1.29%
Total interest-bearing deposits	751,183	855	0.45%	524,100	902	0.68%

Short-term borrowings	20,568	16	0.31%	18,607	38	0.81%
Long-term borrowings, FHLB	70,750	479	2.65%	65,517	637	3.80%
Total borrowings	91,318	495	2.12%	84,124	675	3.14%

Total interest-bearing liabilities	842,501	1,350	0.63%	608,224	1,577	1.02%

Demand deposits	214,897			116,582
Other liabilities	17,513			11,355
Shareholders’ equity	124,955			92,005

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,199,866			$828,166
Interest rate spread			3.92%			4.12%
Net interest income/margin		$11,297	4.07%		$8,483	4.34%

	For the Three Months Ended
	September 30,
	2013	2012
Total interest income	$11,979	$9,267
Total interest expense	1,350	1,577
Net interest income	10,629	7,690
Tax equivalent adjustment	668	793
Net interest income (fully taxable equivalent)	$11,297	$8,483

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Nine Months Ended
	September 30, 2013			September 30, 2012
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$22,069	$761	4.61%	$21,977	$909	5.52%
All other loans	623,047	22,754	4.88%	436,921	18,354	5.61%
Total loans	645,116	23,515	4.87%	458,898	19,263	5.61%

Federal funds sold	152	—	0.00%	—	—	0.00%

Taxable securities	174,977	4,714	3.59%	157,791	4,747	4.01%
Tax-exempt securities	119,799	5,383	5.99%	131,306	6,253	6.35%
Total securities	294,776	10,097	4.57%	289,097	11,000	5.07%

Interest-bearing deposits	7,628	14	0.25%	8,098	4	0.07%

Total interest-earning assets	947,672	33,626	4.74%	756,093	30,267	5.34%

Other assets	69,942			49,702

TOTAL ASSETS	$1,017,614			$805,795

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$111,242	96	0.12%	$78,180	44	0.08%
Super Now deposits	150,220	521	0.46%	116,205	452	0.52%
Money market deposits	174,991	408	0.31%	143,878	580	0.54%
Time deposits	200,688	1,381	0.92%	173,578	1,721	1.32%
Total interest-bearing deposits	637,141	2,406	0.50%	511,841	2,797	0.73%

Short-term borrowings	21,235	63	0.40%	19,293	100	0.69%
Long-term borrowings, FHLB	72,607	1,480	2.69%	62,701	1,877	3.93%
Total borrowings	93,842	1,543	2.17%	81,994	1,977	3.17%

Total interest-bearing liabilities	730,983	3,949	0.72%	593,835	4,774	1.07%

Demand deposits	161,948			112,464
Other liabilities	15,208			11,258
Shareholders’ equity	109,475			88,238

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,017,614			$805,795
Interest rate spread			4.02%			4.27%
Net interest income/margin		$29,677	4.19%		$25,493	4.51%

	For the Nine Months Ended
	September 30,
	2013	2012
Total interest income	$31,537	$27,832
Total interest expense	3,949	4,774
Net interest income	27,588	23,058
Tax equivalent adjustment	2,089	2,435
Net interest income (fully taxable equivalent)	$29,677	$25,493

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012

Operating Data
Net income	$3,246	$3,659	$3,684	$3,096	$3,667
Net interest income	10,629	8,754	8,205	7,838	7,690
Provision for loan losses	600	575	500	725	600
Net security (losses) gains	(3)	1,274	986	79	447
Non-interest income, ex. net security gains	2,845	2,261	1,747	2,206	2,324
Non-interest expense	8,975	6,965	5,851	5,758	5,458

Performance Statistics
Net interest margin	4.07%	4.09%	4.46%	4.29%	4.34%
Annualized return on average assets	1.08%	1.48%	1.72%	1.46%	1.77%
Annualized return on average equity	10.39%	13.54%	15.51%	12.92%	15.94%
Annualized net loan charge-offs (recoveries) to average loans	0.19%	0.00%	-0.55%	0.50%	0.44%
Net charge-offs (recoveries)	374	1	(713)	629	517
Efficiency ratio	66.6%	63.2%	58.8%	57.3%	54.5%

Per Share Data
Basic earnings per share	$0.67	$0.88	$0.96	$0.81	$0.96
Diluted earnings per share	0.67	0.88	0.96	0.81	0.96
Dividend declared per share	0.47	0.47	0.72	0.47	0.47
Book value	26.12	26.14	24.23	24.42	24.43
Common stock price:
High	49.89	41.86	41.45	45.27	44.60
Low	42.76	39.44	38.50	37.16	37.78
Close	49.82	41.86	40.97	37.41	44.33
Weighted average common shares:
Basic	4,818	4,151	3,839	3,838	3,838
Fully Diluted	4,818	4,151	3,839	3,838	3,838
End-of-period common shares:
Issued	4,999	4,999	4,020	4,019	4,019
Treasury	181	181	181	181	181

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012

Financial Condition Data:
General
Total assets	$1,204,090	$1,206,958	$852,997	$856,535	$840,606
Loans, net	796,533	777,557	503,592	504,615	477,530
Goodwill	17,104	17,104	3,032	3,032	3,032
Intangibles	1,892	1,984	—	—	—
Total deposits	975,521	955,361	659,304	642,026	641,110
Noninterest-bearing	215,374	211,096	120,471	114,953	115,285

Savings	142,193	140,667	86,556	82,546	81,479
NOW	169,974	161,972	140,626	130,454	125,572
Money Market	209,469	203,076	143,847	144,722	149,054
Time Deposits	238,511	238,550	167,804	169,351	169,720
Total interest-bearing deposits	760,147	744,265	538,833	527,073	525,825

Core deposits*	737,010	716,811	491,500	472,675	471,390
Shareholders’ equity	125,852	125,928	93,013	93,726	93,779

Asset Quality

Non-performing assets	$6,064	$6,515	$9,059	$11,706	$12,041
Non-performing assets to total assets	0.50%	0.54%	1.06%	1.37%	1.43%
Allowance for loan losses	9,630	9,404	8,830	7,617	7,521
Allowance for loan losses to total loans	1.19%	1.19%	1.72%	1.49%	1.55%
Allowance for loan losses to non-performing loans	158.81%	144.34%	97.47%	65.07%	62.46%
Non-performing loans to total loans	0.75%	0.83%	1.77%	2.29%	2.48%

Capitalization

Shareholders’ equity to total assets	10.45%	10.43%	10.90%	10.94%	11.16%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in Thousands, Except Per Share Data)	2013	2012	2013	2012
GAAP net income	$3,246	$3,667	$10,589	$10,754
Less: net securities and bank-owned life insurance (losses) gains, net of tax	(2)	295	1,490	905
Non-GAAP operating earnings	$3,248	$3,372	$9,099	$9,849

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Return on average assets (ROA)	1.08%	1.77%	1.39%	1.78%
Less: net securities and bank-owned life insurance (losses) gains, net of tax	0.00%	0.14%	0.20%	0.15%
Non-GAAP operating ROA	1.08%	1.63%	1.19%	1.63%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Return on average equity (ROE)	10.39%	15.94%	12.90%	16.25%
Less: net securities and bank-owned life insurance (losses) gains, net of tax	-0.01%	1.28%	1.82%	1.37%
Non-GAAP operating ROE	10.40%	14.66%	11.08%	14.88%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Basic earnings per share (EPS)	$0.67	$0.96	$2.48	$2.80
Less: net securities and bank-owned life insurance (losses) gains, net of tax	—	0.08	0.35	0.23
Non-GAAP basic operating EPS	$0.67	$0.88	$2.13	$2.57

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Dilutive EPS	$0.67	$0.96	$2.48	$2.80
Less: net securities and bank-owned life insurance (losses) gains, net of tax	—	0.08	0.35	0.23
Non-GAAP dilutive operating EPS	$0.67	$0.88	$2.13	$2.57